                                                                   Exhibit 99.32

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                 NOVEMBER 1996

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-14

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    8.03234510             Class 2-A1 ....   $   63.49846913
                  ---------------                               ---------------
Class 1-A2 ....   $    7.67605256             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    5.55089985             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $    5.55090011             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.93179066
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    4.08458267
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    2.93179131
                  ---------------                               ---------------
Class 1-A8 ....   $    0.62636459             Class 2-B1 ....   $    2.93178528
                  ---------------                               ---------------
Class 1-A9 ....   $    0.62636511             Class 2-B2 ....   $    2.93179355
                  ---------------                               ---------------
Class 1-PO ....   $    0.95103298             Class 2-B3 ....   $    2.93177536
                  ---------------                               ---------------
Class 1-M .....   $    0.62636459             Class 2-B4 ....   $    2.93180723
                  ---------------                               ---------------
Class 1-B1 ....   $    0.62636447             Class 2-B5 ....   $    2.93179349
                  ---------------                               ---------------
Class 1-B2 ....   $    0.62636341
                  ---------------
Class 1-B3 ....   $    0.62636755
                  ---------------
Class 1-B4 ....   $    0.62636270

                  ---------------
Class 1-B5 ....   $    0.62636837
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

          Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $    6.63505027             Class 2-A1 ....   $   56.01687070
                  ---------------                               ---------------
Class 1-A2 ....   $    6.34073785             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    4.58527355             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $    4.58527377             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.58635744
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    3.60332371
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A8 ....   $    0.51740314             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A9 ....   $    0.51740357             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------

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Class 1-PO ....   $    0.78559269             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000
                  ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to

          Interest; Pay-out Rate:

                    Class 1-A1 ....      $    6.21763188           7.50000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    6.42636983           7.75000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    6.02004375           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    7.05798208           8.50000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.35416670           7.62500000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.45833343           7.75000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.45833329           7.75000000%
                                         ---------------      ---------------
                    Class 1-A8 ....      $    6.45431518           7.75000000%
                                         ---------------      ---------------
                    Class 1-A9 ....      $    6.45431542           7.75000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.40802421           0.54346110%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.45431507           7.75000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.45431469           7.75000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.45431522           7.75000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.45431469           7.75000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.45431352           7.75000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.45431223           7.75000000%
                                         ---------------      ---------------
                    Class 1-R .....      $    0.00000000           7.75000000%
                                         ---------------      ---------------

                    Class 2-A1 ....      $    5.95888706           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.04166658           7.25000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    6.04166660           7.25000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    6.04166695           7.25000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.02379810           7.25000000%
                                         ---------------      ---------------
                    Class 2-S .....      $    0.52345075           0.67323711%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.02379976           0.00000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.02379976           7.25000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.02379355           7.25000000%

                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.02380435           7.25000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.02379518           7.25000000%
                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.02380304           7.25000000%
                                         ---------------      ---------------

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     iii) The amount of servicing compensation      Pool 1           Pool 2
          received by the Company during the        ------           -------
          month preceding the month of
          distribution: ..................          67,235.31         24,631.70
                                              ---------------   ---------------

(b) The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal
          Balances: ......................    $323,534,162.49   $107,307,224.53
                                              ---------------   ---------------
          Number of Mortgage Loans: ......               1116               350
                                              ---------------   ---------------

     v)   The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a
          Single Certificate of each Class after giving
          effect to all distributions allocable to principal
          made on such Distribution Date and the allocation
          of Realized Losses (separately identified), if
          any, as of such Distribution Date:
                                           Aggregate                Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 1-A1 ....      $ 50,582,790.91               986.79
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 59,098,328.68               987.37
                                         ---------------      ---------------
                    Class 1-A3 ....      $  8,379,788.58               990.87
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 30,085,789.35               990.87
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 45,830,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 35,354,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 42,083,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A8 ....      $ 26,725,589.82               998.75
                                         ---------------      ---------------
                    Class 1-A9 ....      $  7,396,753.17               998.75
                                         ---------------      ---------------

                    Class 1-S .....      $292,065,622.86               993.88
                                         ---------------      ---------------
                    Class 1-PO ....      $    936,402.74               998.17
                                         ---------------      ---------------
                    Class 1-M .....      $  5,686,890.71               998.75
                                         ---------------      ---------------
                    Class 1-B1 ....      $  3,249,937.19               998.75
                                         ---------------      ---------------
                    Class 1-B2 ....      $  4,061,922.12               998.75
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,624,968.59               998.75
                                         ---------------      ---------------
                    Class 1-B4 ....      $    974,781.41               998.75
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,463,219.22               998.75
                                         ---------------      ---------------

                    Class 2-A1 ....      $ 38,066,425.68               922.80
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 19,237,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 26,125,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 11,770,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $  7,750,086.09               994.11
                                         ---------------      ---------------
                    Class 2-S .....      $100,526,598.52               969.05
                                         ---------------      ---------------
                    Class 2-PO ....      $    236,792.14               992.13
                                         ---------------      ---------------
                    Class 2-M .....      $  1,648,235.34               994.11
                                         ---------------      ---------------
                    Class 2-B1 ....      $    824,117.68               994.11
                                         ---------------      ---------------
                    Class 2-B2 ....      $    770,435.70               994.11
                                         ---------------      ---------------
                    Class 2-B3 ....      $    274,374.52               994.11
                                         ---------------      ---------------
                    Class 2-B4 ....      $    165,022.35               994.11
                                         ---------------      ---------------
                    Class 2-B5 ....      $    439,735.03               994.11
                                         ---------------      ---------------

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    vi)   The following pertains to any real
             estate acquired on behalf of           Pool 1            Pool 2
             Certificateholders:                    ------            ------

          Book Value .......................  $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance .........  $          0.00   $          0.00
                                              ---------------   ---------------


          The aggregate number of Mortgage
          Loans included in the Principal
          Balance set forth above ..........  $          0.00   $          0.00
                                              ---------------   ---------------

     vii) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date,

                                                   Loans       Principal Balance
                                              ---------------  ----------------
          Pool 1.............................
                 *(1) *30-59 days                          14   $  3,894,331.41
                                              ---------------   ---------------
                  (2)  60-89 days                           0   $          0.00
                                              ---------------   ---------------
                  (3)  90 days or more                      0   $          0.00
                                              ---------------   ---------------
                  (4)  in foreclosure                       0   $          0.00
                                              ---------------   ---------------

          Pool 2.............................
                  *(1)  30-59 days                         11   $  3,921,017.26
                                              ---------------   ---------------
                   (2)  60-89 days                          1   $    391,925.81
                                              ---------------   ---------------
                   (3)  90 days or more                     0   $          0.00
                                              ---------------   ---------------
                   (4)  in foreclosure                      0   $          0.00
                                              ---------------   ---------------


    viii) The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:

          Pool 1 ...........................                0   $          0.00
                                              ---------------   ---------------
          Pool 2 ...........................                0   $          0.00
                                              ---------------   ---------------

     ix) The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1 ...........................                0   $          0.00
                                              ---------------   ---------------
          Pool 2 ...........................                0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.543461%
                                            ---------------
              Class 2-S Certificates: ...          0.673237%

                                            ---------------

                                                    Pool 1           Pool 2
                                                    ------           ------

      xi) Senior Percentage                       94.72612100%      96.23232300%
                                              ---------------   ---------------
     xii) Group I Senior Percentage               84.17870000%      89.14829000%
                                              ---------------   ---------------
    xiii) Group II Senior Percentage              10.54742100%       7.08403300%
                                              ---------------   ---------------
     xiv) Senior Prepayment Percentage           100.00000000%     100.00000000%
                                              ---------------   ---------------
      xv) Group I Senior Prepayment
          Percentage                             100.00000000%     100.00000000%
                                              ---------------   ---------------
     xvi) Group II Senior Prepayment
          Percentage                               0.00000000%       0.00000000%
                                              ---------------   ---------------
    xvii) Junior Percentage                        5.27387900%       3.76767700%
                                              ---------------   ---------------
   xviii) Junior Prepayment Percentage             0.00000000%       0.00000000%
                                              ---------------   ---------------

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     * It has been the Company's experience that, with respect to the first
Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.